UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

PEMSTAR INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-31223	41-1771227
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3535 Technology Drive N.W., Rochester, Minnesota 55901

(Address of principal executive offices)

Registrant’s telephone number, including area code: (507) 288-6720

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Company entered into an Incentive Stock Option agreement, on February 28, 2005, for 10,000 shares of Company stock in connection with the employment of Bruce Borgerding. Mr. Borgerding will serve as Vice President, Chief Legal Counsel to the Company. The exercise price of the option is $1.45 which was the average of the high and low market price of the Company’s common stock on February 28, 2005. The options will vest in three installments on the first through third anniversaries of its date of grant at 34%, 33% and 33% on each anniversary, respectively.

The Company is filing as exhibits to this Form 8-K its forms of agreement used for granting incentive stock options and non-qualified stock options to its executive officers under the following plans: the Pemstar Inc. 1994 Stock Option Plan, the Pemstar Inc. 1995 Stock Option Plan, the Pemstar Inc. 1997 Stock Option Plan, the Pemstar Inc. Amended and Restated 1999 Stock Option Plan, and the Pemstar Inc. 2000 Stock Option Plan.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibits are being filed as a part of this report:

10.1	Form of agreement—Pemstar Inc. Incentive Stock Option Agreement used for granting options to executive officers under the Pemstar Inc. 1994 Stock Option Plan, the Pemstar Inc. 1995 Stock Option Plan, the Pemstar Inc. 1997 Stock Option Plan, the Pemstar Inc. Amended and Restated 1999 Stock Option Plan, and the Pemstar Inc. 2000 Stock Option Plan

10.2	Form of agreement—Pemstar Inc. Non-Qualified Stock Option Agreement used for granting options to executive officers under the Pemstar Inc. 1994 Stock Option Plan, the Pemstar Inc. 1995 Stock Option Plan, the Pemstar Inc. 1997 Stock Option Plan, the Pemstar Inc. Amended and Restated 1999 Stock Option Plan, and the Pemstar Inc. 2000 Stock Option Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

February 28, 2005	THE PEMSTAR INC.

	By:	/s/ Greg S. Lea
Gregory S. Lea, Executive Vice President and Chief Financial Officer

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Exhibit Index

10.1	Form of agreement—Pemstar Inc. Incentive Stock Option Agreementused for granting options to executive officers under the Pemstar Inc. 1994 Stock Option Plan, the Pemstar Inc. 1995 Stock Option Plan, the Pemstar Inc. 1997 Stock Option Plan, the Pemstar Inc. Amended and Restated 1999 Stock Option Plan, and the Pemstar Inc. 2000 Stock Option Plan

10.2	Form of agreement—Pemstar Inc. Non-Qualified Stock Option Agreementused for granting options to executive officers under the Pemstar Inc. 1994 Stock Option Plan, the Pemstar Inc. 1995 Stock Option Plan, the Pemstar Inc. 1997 Stock Option Plan, the Pemstar Inc. Amended and Restated 1999 Stock Option Plan, and the Pemstar Inc. 2000 Stock Option Plan